Exhibit 99.1

Zoned Properties Reports Full-Year 2018 Financial Results

SCOTTSDALE, Ariz., March 28, 2019 /PRNewswire/ -- Zoned Properties®, Inc. (OTCQX: ZDPY), a strategic real estate development firm whose primary mission is to provide real estate and sustainability services for the regulated cannabis industry, positioning the company for property acquisitions and revenue growth, today announced its financial results for the year ended December 31, 2018.

Full-Year 2018 and Subsequent Financial Results

●	Revenues were $1.2 million, down 41.5% compared to $2.1 million for the year ended December 31, 2017, reflecting the company’s transition to a new business model.

●	Operating expenses, including a one-time non-cash write-off of $1.9 million related to deferred rent receivables in the second quarter of 2018, were $3.2 million compared to $1.4 million for the year ended December 31, 2017.

●	Cash provided by operating activities was $360,000 for the year ended December 31, 2018 compared to $54,000 for the year ended December 31, 2017.

●	As of December 31, 2018, the company had cash of $355,000, compared to $824,000 as of December 31, 2017.

●	Completed a 32.3% common stock redemption as consideration for amending agreements with its primary tenant and client in Arizona, providing an immediate return of value to its shareholders. As a result, Zoned Properties now has 11.9 million common shares issued and outstanding.

“We enter 2019 with a clean capital structure and no toxic debt, a rarity among companies in the regulated cannabis industry, and a stable base of triple-net recurring revenue to cover our fixed costs,” commented Bryan McLaren, Chief Executive Officer. “With this solid platform, we are moving quickly to address significant and largely unmet needs in the regulated cannabis industry. Operators are realizing that real estate project complexities are one of the most common issues inhibiting development and expansion, and finding appropriate, zoned properties in which to conduct business is increasingly challenging. Zoned Properties has the expertise to address these challenges with practical, proven solutions.”

“During 2019, we anticipate adding meaningful revenue from our advisory services division atop existing lease revenue from the regulated cannabis properties already under ownership,” added Mr. McLaren. “Zoned Properties has valuable expertise in navigating development issues related to regulated cannabis properties, and a track record in securing municipal approvals to develop large-scale projects. Our plan is to leverage this value to reward shareholders.”

About Zoned Properties, Inc. (OTCQX: ZDPY):

Zoned Properties is a strategic real estate development firm whose primary mission is to provide real estate and sustainability services for clients in the regulated cannabis industry, positioning the company for real estate acquisitions and revenue growth. We intend to pioneer sustainable development for emerging industries, including the regulated cannabis industry. We are an accredited member of the Better Business Bureau, the U.S. Green Building Council, and the Forbes Real Estate Council. We focus on investing capital to acquire and develop commercial properties to be leased on a triple-net basis, and engaging clients that face zoning, permitting, development, and operational challenges. We provide development strategies and advisory services that could potentially have a major impact on cash flow and property value. We do not grow, harvest, sell or distribute cannabis or any substances regulated under United States law such as the Controlled Substance Act of 1970, as amended (the “CSA”).

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Relations

Zoned Properties
Tel (877) 360-8839
Investors@zonedproperties.com

www.zonedproperties.com

Tables Follow

ZONED PROPERTIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31,
	2018	2017

ASSETS
Cash	$354,867	$824,240
Rental properties, net	7,730,087	7,170,322
Deferred rent receivable - related parties	-	1,708,734
Note receivable - related party	-	182,365
Prepaid expenses and other current assets	116,967	127,902
Property and equipment, net	28,695	35,768
Security deposits	600	2,890

Total Assets	$8,231,216	$10,052,221

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES:
Convertible notes payable - related parties	$2,020,000	$2,020,000
Accounts payable	117,985	8,896
Accrued expenses	54,636	48,468
Accrued expenses - related parties	34,800	33,600
Deferred revenues	2,750	28,750
Security deposits payable - related parties	71,800	71,800
Security deposits payable	6,032	5,864

Total Liabilities	2,308,003	2,217,378

Commitments and Contingencies

STOCKHOLDERS’ EQUITY:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; 2,000,000 shares issued and outstanding at December 31, 2018 and 2017 ($1.00 per share liquidation preference)	2,000	2,000
Common stock: $0.001 par value, 100,000,000 shares authorized; 17,441,552 and 17,345,497 issued and outstanding at December 31, 2018 and 2017, respectively	17,442	17,345
Additional paid-in capital	20,746,200	20,630,649
Accumulated deficit	(14,842,429)	(12,815,151)

Total Stockholders’ Equity	5,923,213	7,834,843

Total Liabilities and Stockholders’ Equity	$8,231,216	$10,052,221

ZONED PROPERTIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Years Ended
	December 31,
	2018	2017

REVENUES:
Rental revenues	$50,155	$80,180
Rental revenues - related parties	1,186,775	2,033,684

Total revenues	1,236,930	2,113,864

OPERATING EXPENSES:
Compensation and benefits	411,682	569,215
Professional fees	340,134	232,887
General and administrative expenses	187,361	165,500
Depreciation and amortization	276,665	225,220
Property operating expenses	37,919	112,555
Real estate taxes	91,113	90,821
Settlement expense	-	20,500
Write-off of related party receivable	1,853,539	-

Total operating expenses	3,198,413	1,416,698

(LOSS) INCOME FROM OPERATIONS	(1,961,483)	697,166

OTHER (EXPENSES) INCOME:
Interest expenses	-	(42,983)
Interest expenses - related parties	(121,200)	(129,288)
Other income	50,000	831,753
Gain on sale of property and equipment	-	12,750
Interest income	5,405	8,504

Total other (expenses) income, net	(65,795)	680,736

(LOSS) INCOME BEFORE INCOME TAXES	(2,027,278)	1,377,902

PROVISION FOR INCOME TAXES	-	-

NET (LOSS) INCOME	$(2,027,278)	$1,377,902

NET (LOSS) INCOME PER COMMON SHARE:
Basic	$(0.12)	$0.07
Diluted	$(0.12)	$0.07

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	17,427,038	17,309,446
Diluted	17,427,038	17,482,142

ZONED PROPERTIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended
	December 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(2,027,278)	$1,377,902
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization expense	276,665	225,220
Stock-based compensation	84,132	223,375
Stock option expense	31,516	14,806
Stock-based settlement expense	-	10,500
Gain from sale of property and equipment	-	(831,753)
Impairment loss	1,853,539	-
Change in operating assets and liabilities:
Rent receivable	-	-
Deferred rent receivable - related parties	(144,805)	(702,563)
Real estate tax escrow	-	39,487
Note receivable	182,365	(182,365)
Prepaid expenses and other assets	10,935	12,108
Security deposits	2,290	5,268
Accounts payable	109,089	(69,415)
Accrued expenses	6,168	(26,406)
Accrued expenses - related parties	1,200	(51,941)
Deferred revenues	(26,000)	24,000
Security deposits payable - related party	-	1,800
Security deposits payable	168	(16,100)

NET CASH PROVIDED BY OPERATING ACTIVITIES	359,984	53,923

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of buildings and improvements	(829,357)	(497,309)
Cash received from sale of property and equipment	-	1,984,188
Acquisition of property and equipment	-	(2,586)

NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	(829,357)	1,484,293

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from convertible debt - related parties	-	2,020,000
Repayment of convertible note - related party	-	(500,000)
Repayment of convertible note	-	(500,000)
Repayment of mortgage payable	-	(2,100,000)

NET CASH USED IN FINANCING ACTIVITIES	-	(1,080,000)

NET (DECREASE) INCREASE IN CASH	(469,373)	458,216

CASH, beginning of year	824,240	366,024

CASH, end of year	$354,867	$824,240

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$120,000	$225,087

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for buildings and improvements	$-	$7,700
Common stock issued for accrued settlement payable	$-	$21,875

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